                                  EXHIBIT 31.2

                     RULE 13a-14(a)/15d-14(a) CERTIFICATION

                          I, Xue Lian Bian, certify that:

                          1.I have reviewed this quarterly report on Form
                 10-QSB/A for the period ended June 30, 2006 of Linkwell Corporation;

                          2. Based on my knowledge, this report does not contain
                 any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances made, not misleading with respect to the period covered by this quarterly report;

                          3. Based on my knowledge, the financial statements,
                 and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

                          4. The small business issuer's other certifying
                 officer(s) and I are responsible for establishing for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

                                   a. Designed such disclosure controls and
                 procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                                   b. Evaluated the effectiveness of the small
                 business issuer's disclosure controls and procedures and presented in this report our conclusions after the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                                   c. Disclosed in this report any change in the
                 small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting.

                          5. The small business issuers other certifying
                 officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

                                   a. All significant deficiencies and material
                 weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

                                   b. Any fraud, whether or not material, that
                 involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

                          Ocotber X, 2006

                                                By: /s/ Xue Lian Bian
                                                --------------------------------
                                                Xue Lian Bian, CEO, President
                                                and principal financial and
                                                accounting officer